Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events	Subsequent events
After the date of the balance sheet through the date of issuance of these consolidated financial statements, 689,355 Class A shares were issued as a result of options exercised and RSUs released.
Effective January 11, 2024, we entered into a new commercial agreement with UBIO Limited, an equity method investment, to further increase the number of directly bookable rates available on our website for a term of 12 months with subsequent 12 month periods, unless it is terminated by either party with 90 days prior notice at the end of each period. The agreement includes an annual minimum commitment of €1.3 million (GBP 1.1 million).
The German federal parliament passed legislation on December 14, 2019 which permits certain research and development projects to be eligible for refundable tax credits. In February 2024 we received a certificate from Bescheinigungsstelle Forschungszulage (BSFZ), the certification center for research grants in Germany, in response to our application filed in April 2023. Certain development costs associated with our website and internal-use software that were capitalized during the development stage between 2020 to 2022 were deemed eligible by BSFZ. We intend to apply for the tax credits in the coming months. The German tax authority may still reject or materially alter the claim. Accordingly, we will not recognize the benefit of the claim amount until the amount is realizable.